SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K





       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (date of event reported):  July 28, 1997.



              HEADWAY CORPORATE RESOURCES, INC.
   (Exact name of registrant as specified in its charter)


               Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


       Registrant's Telephone Number:  (212) 508-3560


                       NOT APPLICABLE
    (Former name, former address and former fiscal year,
                if changed since last report)

        ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 28, 1997, Headway Corporate Resources, Inc. ("Company"), acquired (through a wholly owned subsidiary formed for that purpose) substantially all the assets of Administrative Sales Associates Temporaries, Inc., and Administrative Sales Associates, Inc. (collectively "ASA"), both New York corporations engaged in the business of offering permanent and temporary staffing services to the financial services industry. The principal offices of ASA are located in New York City. The purchase price for ASA was paid, in part, at closing on July 28, 1997, and the balance is payable subsequent to closing as follows:
$4,000,000 was paid in cash at closing; $361,146 is payable in six equal semi-annual installments commencing January 28, 1998, pursuant to a promissory note bearing interest at 6% per annum; $90,287 is payable in six equal semi-annual installments commencing January 28, 1998, pursuant to a promissory note bearing interest at 6% per annum; 121,066 shares of the Company's restricted common stock, par value $0.0001, valued at $500,000 based on the average of the closing average bid and asked prices during the 20-day period prior to the closing; and an additional amount payable partly in cash and partly in common stock over a three-year period commencing on the date of closing based on the net operating income, as defined in the purchase agreement, in each year derived from the ASA business acquired before taking into account certain expenditures specified in the purchase agreement. Preliminarily, the Company estimates the additional purchase price payments will be approximately $3,500,000. The purchase price was determined through arms length negotiations between the Company and ASA on the basis of the tangible assets of ASA and the goodwill associated with the business. The former shareholders of ASA (which includes the former executive officers) are Richard Brody and Arnold Katz, none of whom (including ASA) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained from ING (U.S.) Capital Corporation ("ING"), under the acquisition loan facility previously established between the Company and ING.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Included with this report are the historical combined audited financial statements of ASA for the calendar years ended December 31, 1996 and 1995, consisting of the following:

  Report of Independent Auditors
  Combined Balance Sheets
  Combined Statements of Income and Retained Earnings
  Combined Statements of Cash Flows
  Notes to Combined Financial Statements

It is impracticable for the Company to provide the required unaudited combined financial statements of ASA for the period ended June 30, 1997, at the time this report on Form
8-K is filed. The Company proposes to file the required financial statements as soon as they are available. The
Company expects that it will file the required financial statements no later than 60 days after the date on which this report on Form 8-K is required to be filed.


(b)  Pro Forma Financial Information

It is impracticable for the Company to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Company proposes to file the required pro forma financial information as soon as it is available. The Company expects that it will file the required financial information no later than 60 days after the date on which this report on Form 8-K is required to be filed.

(c) Exhibits. Included in this report are the following exhibits.


 Exhibit   SEC Ref.    Title of Document                      Page
   No.        No.

    1        (10)      Asset Purchase Agreement
                         dated July 28, 1997                  E-1

    2        (23)      Consent of Ernst & Young LLP           E-33

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES,
INC.

DATED:  August 6, 1997        By: Barry Roseman (Signature)
                                  President

                Combined Financial Statements

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

           Years ended December 31, 1996 and 1995
             with Report of Independent Auditors

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

                Combined Financial Statements


           Years ended December 31, 1996 and 1995

                          Contents

Report of Independent Auditors                           F-2

Combined Balance Sheets                                  F-3
Combined Statements of Income and Retained Earnings      F-4
Combined Statement of Cash Flows                         F-5
Notes to Combined Financial Statements                   F-6

Report of Independent Auditors

The Shareholders of
 Administrative Sales Associates Temporaries, Inc.
 and Administrative Sales Associates, Inc.

We have audited the accompanying combined balance sheets of Administrative Sales Associates Temporaries, Inc. and Administrative Sales Associates, Inc. (collectively, the "Company") as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Administrative Sales Associates Temporaries,
Inc. and Administrative Sales Associates, Inc. at December
31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                           ERNST & YOUNG LLP

New York, New York
June 30, 1997

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

                   Combined Balance Sheets


                                                  December 31
                                             1996             1995

Assets
Current assets:
Cash                                     $   224,638      $   131,212
Accounts receivable                        3,647,433        2,670,499
Prepaid expenses and other current assets    113,678           70,151
Total current assets                       3,985,749        2,871,862

Property and equipment-net                    23,214           16,250
Deposits                                      12,105           12,105
Total assets                              $4,021,068       $2,900,217

Liabilities and shareholders' equity
Current liabilities:
Line of credit                            $  500,000       $  350,000
Notes payable-bank                            33,333          133,333
Loans from shareholders                      254,546          366,652
Accounts payable and accrued expenses        113,126          353,143
Accrued payroll taxes                        196,823          157,293
Commission payable                           364,934          320,323
Accrued pension                               95,289           83,732
Income taxes payable                          70,382           10,732
Deferred income taxes                        311,000          222,000
Total current liabilities                  1,939,433        1,997,208

Shareholders' equity:
Capital stock (Note 5)                         7,000            7,000
Retained earnings                          2,074,635          896,009
Total shareholders' equity                 2,081,635          903,009
Total liabilities and
  shareholders' equity                    $4,021,068       $2,900,217


See accompanying notes.

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

     Combined Statements of Income and Retained Earnings


                                                Year ended December 31
                                                 1996             1995


Revenue from human resource management       $17,938,563       $13,202,677

Direct cost of human resource management      13,580,235        10,573,482
Selling, general and administrative expenses   2,993,611         2,451,923
Interest expense                                  41,091            27,365
                                              16,614,937        13,052,770

Income before provision for income taxes       1,323,626           149,907

Provision for income taxes:
  Current                                         56,000            13,000
  Deferred                                        89,000            12,000
                                                 145,000            25,000

Net income                                     1,178,626           124,907

Retained earnings, beginning of year             896,009           771,102
Retained earnings, end of year               $ 2,074,635       $   896,009



See accompanying notes.

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

              Combined Statements of Cash Flows


                                                Year ended December 31
                                                 1996             1995

Operating activities
Net income                                    $ 1,178,626      $   124,907
Adjustments to reconcile net income to
  net cash provided by operations:
    Depreciation and amortization                   8,779           12,106
    Deferred income taxes                          89,000           12,000
    Changes in assets and liabilities:
      Accounts receivable                        (976,934)        (146,250)
      Prepaid expenses and other current assets   (43,527)         (45,441)
      Accounts payable and accrued expenses      (240,017)         132,241
      Accrued payroll taxes                        39,530          (29,971)
      Commission payable                           44,611          125,238
      Accrued pension                              11,557           31,927
      Income taxes payable                         59,650            9,947
Net cash provided by operating activities         171,275          226,704
Investing activities
Purchase of property and equipment                (15,743)          (5,259)
Net cash used in investing activities             (15,743)          (5,259)
Financing activities
Proceeds from line of credit                      150,000          150,000
Repayments of notes payable-bank                 (100,000)        (116,667)
Proceeds from loans from shareholders             165,000                -
Repayments of loans from shareholders            (277,106)        (141,905)
Net cash used in financing activities             (62,106)        (108,572)
Net increase in cash                               93,426          112,873
Cash, beginning of year                           131,212           18,339
Cash, end of year                             $   224,638      $   131,212
Supplemental disclosure of cash flow information
Cash paid during the year for:
  Interest                                    $    41,091      $    27,365
  Income taxes                                $         -      $     3,053

See accompanying notes.

      Administrative Sales Associates Temporaries, Inc.
                             and
            Administrative Sales Associates, Inc.

           Notes to Combined Financial Statements

                      December 31, 1996



1. Organization and Summary of Significant Accounting
Policies

Basis of Presentation and Description of Business

The accompanying combined financial statements include the accounts of Administrative Sales Associates Temporaries, Inc. ("ASA-TEMP"), and Administrative Sales Associates, Inc. ("ASA-PERM") (collectively the "Company"). ASA-TEMP and ASA-PERM are both under common control.

ASA-TEMP is engaged in the placement of temporary personnel throughout New York City. ASA-PERM is engaged in the placement of permanent personnel in the New York metropolitan area.

Recognition of Income

Temporary staffing revenue is recognized when the temporary personnel perform the related services and revenue from permanent placement services is recognized when the placement is employed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Combination

All significant intercompany transactions and balances have been eliminated in combination.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

1. Organization and Summary of Significant Accounting
Policies (continued)

Property and Equipment

Property and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 5 to 10 years. Leasehold improvements are amortized using the straight-line method over the leasehold's useful life or the term of the lease, whichever is shorter.

Advertising Expense

The cost of advertising is expensed when incurred. The
Company incurred advertising expense of approximately
$319,000 and $230,000 in 1996 and 1995, respectively.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and accounts receivable. The Company maintains its cash balances in two financial institutions in New York City.

The Company believes that its concentration of credit risk with respect to accounts receivable is limited due to the large number of entities comprising the Company's customer base. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company periodically reviews the status of its accounts receivable and, accordingly, establishes reserves for uncollectible accounts.

2. Property and Equipment

Property and equipment consist of the following:
                                                     December 31
                                                  1996         1995

Leasehold improvements                         $  92,946    $  92,946
Furniture and fixtures                            59,072       59,072
Office equipment                                 140,056      124,313
                                                 292,074      276,331

Less accumulated depreciation and amortization   268,860      260,081
Property and equipment-net                     $  23,214    $  16,250

3. Line of Credit and Notes Payable

The Company has a line of credit with a bank (the "Bank") to borrow up to $500,000 ($350,000 at December 31, 1995).
Borrowings under the line of credit have been guaranteed by the two shareholders of the Company and bear interest at 1.25% above the Bank's prime rate (9.5% and 9.75% at December 31, 1996 and 1995, respectively). Borrowings under this line of credit were repaid in full in 1997.

In 1994, the Company borrowed $200,000 from the Bank. The loan is payable in thirty-five monthly principal payments commencing July 1994 of approximately $5,550, plus interest at 1.50% over the bank's reference rate (9.75% and 10% at December 31, 1996 and 1995, respectively). Borrowings under this note amounted to $33,333 and $100,000 at December 31, 1996 and 1995, respectively, and were repaid in full in 1997.

In August 1993, the Company borrowed $150,000 from the Bank, payable in thirty-five monthly principal payments of approximately $4,167, plus interest at 1.50% over the bank's reference rate (10% at December 31, 1995). Borrowings under this note amounted to $33,333 at December 31, 1995 and were repaid in full in 1996.

4. Loans from Shareholders

Loans from shareholders represent amounts borrowed from the two shareholders, are interest-free and have no fixed repayment terms.

5. Common Stock

ASA-TEMP
Common stock, no par value, authorized-200 shares,             $5,000
  issued and outstanding-100 shares
ASA-PERM
Common stock, no par value, authorized,
  issued and outstanding-100 shares                             2,000
                                                               $7,000

6. Income Taxes

The Company accounts for income taxes using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". ASA-Temp and ASA-Perm file separate income tax returns, are cash basis taxpayers and have elected to be treated as S Corporations under Subchapter S of the Internal Revenue Code for Federal and New York State income tax purposes. Accordingly, ASA-Temp and ASA-Perm are not subject to federal income taxes because the shareholders include the Company's income in their own personal income tax returns. For New York State purposes, S Corporations were subject to a minimum income tax. The Company is also subject to New York City income taxes. The provision for income taxes includes New York City income tax and New York State minimum income tax.

7. Defined Contribution Plan

The Company sponsors a defined contribution plan for eligible employees and makes annual contributions of 5% of each employee's eligible wages, as defined. Pension expense for 1996 and 1995 was $95,289 and $83,732, respectively.

8. Leases

The Company leases office space under a noncancelable operating lease that expires in August 1997. Rent expense amounted to approximately $123,000 for each of the two years in the period ended December 31, 1996.

9. Major Customers

One customer accounted for approximately 14% of revenue for the year ended December 31, 1996. Two customers accounted for approximately 15% and 10%, respectively, of revenue for the year ended December 31, 1995.